EXHIBIT 10.21
GUARANTY

Date May 24, 2011

Advance Financial Corporation
4151 Ashford Dunwoody Road
Suite 275
Atlanta, Georgia 30319

Gentlemen:

For value received, and in order to induce you now or hereafter to enter into with One Up Innovations, Inc. , with offices located at 2745 Bankers Industrial Drive, Atlanta, Georgia 30360, (hereafter together with its successors and assigns called "Obligor") any agreement with regard to the assignment from  Obligor of any accounts receivable or to purchase or take by assignment any accounts receivable or other evidences of indebtedness owing  by Obligor, or to make loans, advances or otherwise extend credit to Obligor, any or all of the foregoing  being to the direct interest and advantage of the undersigned, the undersigned, jointly and severally if more than one, hereby absolutely, irrevocably and unconditionally guarantees to you the continuing  performance and the full and prompt payment at maturity, whether by acceleration or otherwise, of any and all indebtedness and/or obligations of Obligor owing to you pursuant to the various agreements evidencing financial arrangements between  Obligor and you (all of the various agreements between you and Obligor are hereinafter collectively referred as the “Agreement”) arising out of any such agreement or document, accounts receivable or other evidence of indebtedness owing  by Obligor, extension of credit, loans, and all other obligations of Obligor to you, however and whenever incurred  or evidenced  by your records, the accuracy of which records is hereby expressly stipulated to be conclusive upon the undersigned or undersigneds if more than one (and if more than one hereinafter collectively referred to as "undersigned"); provided, however, that immediately upon the insolvency or dissolution of Obligor or the undersigned, appointment of a receiver for the assets of Obligor or the undersigned, filing by or against Obligor or the undersigned of any proceeding under the Federal Bankruptcy Code, as  amended, assignment for the benefit of creditors by Obligor or the undersigned, breach or default by Obligor as to any term of any Agreement, or attachment or levy against or filing of a tax lien against any of the assets of Obligor or the undersigned, all obligations of Obligor to you shall be deemed to be immediately due and payable for purposes of this agreement regardless of whether matured or unmatured at such time.  The term “indebtedness” and “obligations” (hereinafter referred to collectively as the “Obligations”) are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities of Obligor, heretofore, now or hereafter made, incurred or created, whether voluntarily or involuntarily and however arising whether or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether recovery upon such indebtedness hereafter becomes barred by any stature of limitations, discharged in bankruptcy or such indebtedness may be or hereafter becomes otherwise unenforceable, and includes Obligor’s prompt , full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed by Obligor arising or resulting from loans, advances and extensions of credit made by you to Obligor relating and pursuant to the Agreement.

The undersigned waives notice of creation of any of the Obligations, notice of non-payment or default by Obligor under any of the Obligations or any Agreement now or hereafter existing, presentment, demand, notice of dishonor, protest, and  any other notices whatsoever, and agrees that no modification of any of the Obligations, and that no waiver, extension, renewal, restatement, extension, replacement, supplement, indulgence, settlement, compromise, or failure to exercise due diligence in collection, for any period or periods whether or not longer than the original period or any surrender, substitution  or release of Obligor or any other person directly or indirectly liable for any of the Obligations or any collateral or security given by Obligor to the undersigned, or any other person, shall release the undersigned from any of the indebtedness then accrued or thereafter to accrue to this agreement or any part hereof.  The undersigned waives the right to require you to take action against Obligor as provided for in O.C.G.A. 10-7-23 and 10-7-2.  The undersigned further consents to and waives notice of any arrangements or settlements in or out of court or in connection with any receivership, liquidation, readjustment, assignment for the benefit of creditors, or any proceeding under the Federal Bankruptcy Code, as amended.  The undersigned further agrees that if any notification of intended disposition of collateral or of any other act by you is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) days before such disposition or act, postage prepaid, addressed to the undersigned at the address shown below or any other address of the undersigned appearing on your records, shall be deemed reasonable and properly given.  The undersigned further agrees to pay to you, as attorney fees, 15% of the sum of any indebtedness which shall become due to you by reason of this agreement.

The liability hereunder may be considered by you either as a guaranty or agreement of surety.  Any claim or demand may be made, or suit filed, against the undersigned before taking any action with regard to any collateral or security given to you by Obligor, the undersigned, or any other person and before making any demand or filing any suit, or taking any other action against Obligor, against any assignor of any of the Obligations, and whether or not you shall have proceeded against any other guarantor/surety thereof.  Payment of any sum or sums due to you hereunder will be made by you, and the undersigned further agrees to indemnify you and hold you harmless from and against any losses you may sustain and expenses you may incur as a result of any breach or default by Obligor under any agreement with you.  The liability of the undersigned shall be equal to the Obligations of Obligor from time to time as herein described.  This guaranty is absolute, irrevocable, unconditional and continuing, regardless of the validity, regularity, or enforceability of any of the Obligations covered by this guaranty or the fact that a security interest or lien or any collateral or security therefore may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part.  This guaranty shall remain in force and effect, whether or not Obligor changes its status, ownership, composition, personnel, name or location.

Louis S. Friedman

______
(Initials)

This agreement shall bind the undersigned, its legal representatives, executors, administrators, successors and assigns and shall inure to the benefit of you, your successors and assigns as to all Obligations arising from transactions having their inception prior to termination; provided, however, that termination may be effected only by written notice by the undersigned to you by certified mail of the intention of the undersigned to terminate this agreement and provided further that such termination shall apply only as to Obligations arising subsequent to the receipt  of such notice of termination.  Nothing herein contained shall obligate you to grant credit to, or continue your financing arrangements with Obligor.  This agreement shall bind and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the undersigned, and to your successors and assigns.

The undersigned waives any provision of any homestead law and of any similar or other legislation as now or hereafter enacted or amended, which among other things, may extend the time for payment of, or impair any of the liability of the undersigned hereunder and waives notice of: the creation of any of the Obligations, notice of nonpayment or default by Obligor under any of the Obligations or under any Agreement now or hereafter existing; notice of presentment, demand, dishonor and protest; notice of acceptance of this guaranty or the creation or extension or renewal of any Obligation of the Obligor to which this agreement relates; and any other notices whatsoever; and agrees that no modification of any of the Obligations (including the release of any of the undersigned), or any collateral security given by Obligor shall affect, impair or release the undersigned from any of the indebtedness then accrued or thereafter to accrue under this agreement or any part hereof. The undersigned agrees that no delay or failure on your part in the exercise of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy.  Time is of the essence in this agreement.

Undersigned hereby subordinates any and all indebtedness of Obligor now or hereafter owed to any undersigned to all indebtedness of Obligor to you, and agrees with you that undersigned shall not demand or accept any payment of principal or interest from Obligor, shall not claim any offset or other reduction of undersigned's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the agreements and documents evidencing financing arrangements between us; provided, however, that, if you so request, such indebtedness shall be collected, enforced and received by undersigned as trustee for you and be paid over to you on account  of the indebtedness of Obligor to you, but without reducing or  affecting in any manner the liability of undersigned under the other provisions of this agreement.

This agreement is irrevocable and shall continue in full force and effect until the undersigned's Obligations are fully paid, performed and discharged and the undersigned receives written notice from you of that fact.  The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Obligor to you are no longer subject to any right on the part of any person whomsoever, including but not limited to Obligor, Obligor as a Debtor in Possession and /or any Trustee in bankruptcy to set aside such payments, or to seek to recoup the amount of such payments or any part thereof.  The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code.  In the event that any such payment by Obligor to you is set aside after the making thereof, in whole or in part or settled without litigation to the extent of such settlement, all of which is in the discretion of you, undersigned shall be liable for the full amount you are required to pay plus cost, interest, attorney's fees and any and all expenses which made or incurred in connection therewith.

The undersigned hereby expressly waives, renounces, and agrees not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Obligor arising out of or by reason of this instrument for the Obligations of the undersigned, including without limitation, the payment or securing or purchasing of any of the Obligations by the undersigned.  The waiver, renunciation and agreement contained in the preceding sentence is for the benefit of you and also for the benefit of the Obligor, who may assert the benefits thereof as a third party beneficiary, and the undersigned may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Obligor and use, of an instrument expressly releasing the undersigned therefrom.

This agreement is assignable by you, and any assignment of any Agreement, or any transfer or assignment of any portions thereof, by you shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to you.

If for any circumstances whatsoever fulfillment of any provisions of this agreement, at the time such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligations to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this agreement that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.  The provisions of this paragraph shall control every other provision of this agreement.

This agreement is made subject to all the terms, conditions, agreements, or stipulations contained in the agreements, deeds, notes, instruments and other documents evidencing the Obligations hereby guaranteed, which are hereby expressly incorporated herein, and the undersigned agrees that the terms, conditions and provisions of any agreements, deeds, notes, instruments or other documents which may be executed by the Obligor to evidence obligations in the future shall simultaneously with their execution, become a part of this agreement.

This agreement is executed under seal and shall be governed by, and construed and enforced in accordance with the laws of the State of Georgia. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

Louis S. Friedman

______
(Initials)

 This agreement embodies the whole agreement of the undersigned and may not be modified except in writing, and no course of dealing between you and any of the undersigned shall be effective to change or modify this agreement.  Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right and at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative.  No knowledge of any breach or other nonobservance by any of the undersigned of the terms and provisions of this agreement shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder.

THE VALIDITY OF THIS AGREEMENT, AND ALL OTHER AGREEMENTS BETWEEN THE PARTIES, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE UNDERSIGNED AND YOU SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE UNDERSIGNED HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF GEORGIA FOR THE ENFORCEMENT OF THIS GUARANTY. THE UNDERSIGNED AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF COBB, STATE OF GEORGIA, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF COBB, STATE OF GEORGIA, OR, AT YOUR SOLE OPTION OF, IN ANY OTHER COURT IN WHICH YOU SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.  EACH OF THE UNDERSIGNED WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT UNDERSIGNED MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH. AND EACH OF THE UNDERSIGNED DOES HEREWITH SUBMIT TO THE JURISDICTION OF   SAID COURTS.  Undersigned acknowledges that you have been induced and enter into this Agreement by, among other things, the provisions of this paragraph.

IN WITNESS WHEREOF, the undersigned has signed and sealed this agreement, this 24th day of May, 2011.

GUARANTOR:

Louis S. Friedman

WITNESS/ Notary	Signature:	/s/ Louis S. Friedman

	Address:	2745 Bankers Industrial Drive
Atlanta, Georgia 30360

My commission expires:__________________

[SEAL]

Louis S. Friedman

______
(Initials)